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                                                                      EXHIBIT 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-40867 and the Company's previously filed Registration Statement on Form S-3, File No. 33-64548.


                                                            ARTHUR ANDERSEN LLP

Salt Lake City, Utah
December 29, 1994